Basic and Diluted Net Loss Per Share (Detail) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY	Dec. 31, 2011 CNY
Numerator:
Loss attributable to ordinary shareholders - basic and diluted	$ (144,389)	(874,090)	(1,562,859)	(930,104)
Denominator:
Weighted-average number of shares outstanding - basic and diluted	423,675,429	423,675,429	422,167,505	420,325,701
Basic and diluted net loss per share	$ (0.34)	(2.06)	(3.70)	(2.21)